SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 1998.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                          1-3660                        34-4323452
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                  File Number)            Identification No.)

One Owens Corning Parkway                                   43659
Toledo, Ohio                                                (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)








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Item 5.   Other Events.

      (a) December 15, 1998 News Release.  On December 15,
1998, Owens Corning (the "Company") issued the News Release attached hereto as Exhibit 99(a). Such news release is incorporated herein by this reference.

      (b) Owens Corning National Settlement Program Update attached hereto as Exhibit 99(b), which is incorporated herein by this reference.







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                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 OWENS CORNING
                                 Registrant

                                 By: /s/ Domenico Cecere
                                 Domenico Cecere
                                 Senior Vice President and
                                 Chief Financial Officer


Dated: December 15, 1998






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                             EXHIBIT INDEX

The following exhibits are filed herewith as noted below.

Exhibit No. 99(a).  News Release of Owens Corning dated December 15, 1998.

Exhibit No. 99(b).  Owens Corning National Settlement Program Update.